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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2007

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                          0-24571                  43-1816913
      --------                          --------                 ----------
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS
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      On June 21, 2007, the Board of Directors of Pulaski Financial Corp. (the
"Company") authorized an increase in the Company's quarterly dividend rate. The dividend of $0.09 per share will be paid on or about July 16, 2007 to stockholders of record on July 6, 2007. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------
      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not Applicable

      (d)   Exhibits

            Number            Description
            ------            -----------
            99.1              Press Release Dated June 21, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: June 21, 2007                By: /s/ Ramsey K. Hamadi
                                       ---------------------------------------
                                       Ramsey K. Hamadi
                                       Chief Financial Officer